UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549



                              FORM 8-K


                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): November 16, 2005


                 OP-TECH Environmental Services, Inc.
         (Exact name of registrant as specified in its charter)



          Delaware                  0-19761                91-1528142
 (State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)           File Number)        Identification No.)


            6392 Deere Road, Syracuse, NY                13206
     (Address of principal executive offices)          (Zip Code)

                             (315) 463-1643
          (Registrant's telephone number, including area code)

Item 5.02(c) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective November 16, 2005, the Company's Board of Directors appointed Richard Messina as a member of the Board of Directors.





                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OP-TECH Environmental Services, Inc.
                                                  (Registrant)






November 18, 2005        /s/ Christopher J. Polimino
                              Christopher J. Polimino
                              President and Chief Executive Officer

                         /s/ Douglas R. Lee
                              Douglas R. Lee
                              Chief Financial Officer and Treasurer